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                                                                    Exhibit 10.2




                                                                  EXECUTION COPY





                           Nebco Evans Holding Company





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                                  $250,000,000

                 SENIOR REDEEMABLE EXCHANGEABLE PREFERRED STOCK
                                    DUE 2008

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                          REGISTRATION RIGHTS AGREEMENT

                            DATED AS OF MARCH 6, 1998

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                          Donaldson, Lufkin & Jenrette
                             Securities Corporation









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     This Registration Rights Agreement (this "Agreement") is made and entered into as of March 6, 1998, by and between Nebco Evans Holding Company, a Delaware corporation ("the Company") and Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ" or the "Initial Purchaser"), who have agreed to purchase an aggregate of $250,000,000 in principal amount of 11 1/4% Senior Redeemable Exchangeable Preferred Stock due 2008 (the "Preferred Stock") of the Company pursuant to the Purchase Agreement (as defined below).

     This Agreement is made pursuant to the Purchase Agreement, dated February 27, 1998 (the "Purchase Agreement"), by and between the Company and the Initial Purchaser. In order to induce the Initial Purchaser to purchase the Preferred Stock, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchaser set forth in the Purchase Agreement.

     The parties hereby agree as follows:

1.   DEFINITIONS

     As used in this Agreement, the following capitalized terms shall have the following meanings:

     Act: The Securities Act of 1933, as amended.

     Broker-Dealer: Any broker or dealer registered under the Exchange Act.

     Broker-Dealer Transfer Restricted Securities: New Preferred Stock or New Exchange Debentures that are acquired by a Broker-Dealer in the Exchange Offer in exchange for Preferred Stock or Exchange Debentures, as the case may be, that such Broker-Dealer acquired for its own account as a result of market-making activities or other trading activities (other than Preferred Stock or Exchange Debentures acquired directly from the Company or any of its respective affiliates).

     Business Day: Any day except a Saturday, Sunday or other day in the City of New York, or in the city of the corporate trust office of the Trustee, on which banks are authorized to close.

     Certificated Securities: As defined in the Certificate of Designation and Indenture.

     Certificate of Designations: The Certificate of Designations, Preferences and Relative, Participating, Optional and other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions thereof of the Preferred Stock dated March 6, 1998.

     Closing Date: The date hereof.

     Commission: The Securities and Exchange Commission.

     Consummate: An Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (a) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the New Preferred Stock or if the Preferred Stock has been exchanged for the Exchange Debentures, the New Exchange Debentures to be issued in the Exchange Offer, (b) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not


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less than the minimum period required pursuant to Section 3(b) hereof and (c)
the delivery by the Company to the Transfer Agent of shares of New Preferred Stock in the same aggregate Liquidation Preference or the aggregate Liquidation Preference of Preferred Stock tendered by Holders thereof pursuant to the Exchange Offer, or if the Preferred Stock has been exchanged for Exchange Debentures, the delivery by the Company to the Trustee of New Exchange Debentures in the same aggregate principal amount as the aggregate principal amount of Exchange Debentures tendered by Holders thereof pursuant to the Exchange Offer.

     Damages Payment Date: Each Dividend Payment Date or Interest Payment Date, as the case may be.

     Debentures: The Exchange Debentures and the New Exchange Debentures.

     Dividend Payment Date: As defined in the Certificate of Designations.

     Effectiveness Target Date: As defined in Section 5.

     Exchange Act: The Securities Exchange Act of 1934, as amended.

     Exchange Debentures: The Company's 11 1/4% Subordinated Exchange Debentures due 2008, including, without limitation, all such debentures issued in lieu of payment of cash interest.

     Exchange Offer: The registration by the Company under the Act of the New Preferred Stock or if the Preferred Stock has been exchanged for Exchange Debentures, the New Exchange Debentures pursuant to the Exchange Offer Registration Statement pursuant to which the Company shall offer the Holders of all outstanding Transfer Restricted Securities held by such holders the opportunity to exchange all such outstanding Transfer Restricted Securities for New Preferred Stock with the same aggregate Liquidation Preference as the Preferred Stock tendered in such exchange offer by such Holders, or New Exchange Debentures in an aggregate principal amount equal to the aggregate principal amount of the Exchange Debentures tendered in such exchange offer by such Holder as, the case may be.

     Exchange Offer Registration Statement: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

     Exchangeable Preferred Stock: The Preferred Stock and the New Preferred Stock.

     Exempt Resales: The transactions in which the Initial Purchaser proposes to sell the Preferred Stock (i) to certain "qualified institutional buyers," as such term is defined in Rule 144A under the Act or (ii) outside the United States in reliance upon Regulation S under the Securities Act to non-U.S. persons.

     Global Security Holder: As defined in the Certificate of Designations with respect to Prefered Stock and the Indenture with respect to the Exchange Debentures.

     Holders: As defined in Section 2 hereof.

     Indemnified Holder: As defined in Section 8(a) hereof.



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     Indenture: The Indenture, to be entered into between the Company and pursuant to which the State Street Bank and Trust Company, trustee (the "Trustee"), upon the exchange of the Exchangeable Preferred Stock for Debentures in accordance with the Certificate of Designation, Debentures are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

     Interest Payment Date: As defined in the Indenture and the Exchange Debentures.

     Liquidation Preference: As defined in the Certificate of Designation.

     NASD: National Association of Securities Dealers, Inc.

     New Exchange Debentures: The Company's 11 1/4% Subordinated Exchange Debentures due 2008 to be issued pursuant to the Indenture (i) in the Exchange Offer or (ii) upon the request of any Holder of Exchange Debentures covered by a Shelf Registrations Statement, in exchange for such Exchange Debentures, including, without limitation, all such debentures issued in lieu of payment of cash interest thereon.

     New Preferred Stock: The Company's 11 1/4% Senior Cumulative Exchangeable Preferred Stock due 2008 to be issued pursuant to the Certificate of Designations (i) in the Exchange Offer or (ii) upon the request of any Holder of Preferred Stock covered by a Shelf Registration Statement, in exchange for such Preferred Stock, including without limitation, all such Preferred Stock issued in lieu of payment of cash thereon.

     Offering Memorandum: As defined in the Purchase Agreement.

     Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

     Prospectus: The prospectus included in a Registration Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

         Record Holder: With respect to any Damages Payment Date, each Person who is a Holder of Preferred Stock or Debentures, as the case may be, on the record date with respect to the Dividend Payment Date or Interest Payment Date, respectively, on which such Damages Payment Date shall occur.

     Registration Default: As defined in Section 5 hereof.

     Registration Statement: Any registration statement of the Company relating to (a) an offering of New Preferred Stock pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, in each case, (i) which is filed pursuant to the provisions of this Agreement and (ii) including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by


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reference therein.

     Restricted Broker-Dealer: Any Broker-Dealer which holds Broker-Dealer Transfer Restricted Securities.

     Shelf Registration Statement: As defined in Section 4 hereof.

     TIA: The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Indenture.

     Transfer Restricted Securities: Prefered Stock or Debentures, until the earliest to occur of (a) the date on which such Prefered Stock or Debenture is exchanged in the Exchange Offer and entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Act, (b) the date on which such Prefered Stock or Debenture has been disposed of in accordance with a Shelf Registration Statement, (c) the date on which such Prefered Stock or Debenture is disposed of by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein) or (d) the date on which such Note Prefered Stock or Debenture is distributed to the public pursuant to Rule 144 under the Act.

     Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

2.   HOLDERS

     A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns Transfer Restricted Securities.

3.   REGISTERED EXCHANGE OFFER

     (a) Unless the Exchange Offer shall not be permitted by applicable federal law (after the procedures set forth in Section 6(a)(i) below have been complied with), the Company shall (i) cause to be filed with the Commission, on or prior to 60 days after the Closing Date, the Exchange Offer Registration Statement,
(ii) use its best efforts to cause such Exchange Offer Registration Statement to become effective at the earliest possible time, but in no event later than 120 days after the Closing Date, (iii) in connection with the foregoing, (A) file all pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause such Exchange Offer Registration Statement to become effective, (B) file, if applicable, a post-effective amendment to such Exchange Offer Registration Statement pursuant to Rule 430A under the Act and
(C) cause all necessary filings, if any, in connection with the registration and qualification of the New Preferred Stock or the New Exchange Debentures, as the case may be, to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified, or take any action which would subject it to General Service of Process in any jurisdiction where it is not now so subject, and (iv) upon the effectiveness of such Exchange Offer Registration Statement, use its reasonable best efforts to commence and Consummate the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the New Preferred Stock or


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the New Exchange Debentures, as the case may be, to be offered in exchange for the Preferred Stock or the Exchange Debentures, as the case may be, that are Transfer Restricted Securities and to permit sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers as contemplated by Section 3(c) below.

     (b) The Company shall use its best efforts to cause the Exchange Offer Registration Statement to be effective continuously, and shall keep the Exchange Offer open, for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 Business Days. The Company shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Exchangeable Preferred stock and the Debentures shall be included in the Exchange Offer Registration Statement. The Company shall use its best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective.

     (c) The Company shall include a "Plan of Distribution" section in the Prospectus contained in the Exchange Offer Registration Statement and indicate therein that any Restricted Broker-Dealer who holds Preferred Stock or Exchange Debentures that are Transfer Restricted Securities and that were acquired for the account of such Broker-Dealer as a result of market-making activities or other trading activities, may exchange such Preferred Stock or Exchange Debentures (other than Transfer Restricted Securities acquired directly from the Company or any affiliate of the Company) pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with the sales of the New Preferred Stock received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers that the Commission may require in order to permit such sales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Notes held by any such Broker-Dealer except to the extent required by the Commission.

     The Company shall use its best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) below to the extent necessary to ensure that it is available for sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers, and to ensure that such Registration Statement conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of 120 days from the date on which the Exchange Offer is Consummated.

     The Company shall provide sufficient copies of the latest version of such Prospectus to such Restricted Broker-Dealers promptly upon request, and in no event later than two days after such request, at any time during such 120-day period in order to facilitate such sales.

4.   SHELF REGISTRATION

     (a) Shelf Registration. If (i) the Company is not required to file an Exchange Offer Registration Statement with respect to the New Preferred Stock because the Exchange Offer is not permitted by applicable


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law (after the procedures set forth in Section 6(a)(i) below have been complied with) or (ii) if any Holder of Transfer Restricted Securities shall notify the Company within 20 Business Days following the Consummation of the Exchange Offer that (A) such Holder is prohibited by law or Commission policy from participating in the Exchange Offer or (B) such Holder may not resell the New Preferred Stock or New Exchange Debentures acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder or (C) such Holder is a Broker-Dealer and holds Preferred Stock or Exchange Debentures acquired directly from the Company or one of its respective affiliates, then the Company shall (x) cause to be filed on or prior to the earliest of (1) 45 days after the date on which the Company is notified by the Commission or otherwise determines that they are not required to file the Exchange Offer Registration Statement pursuant to clause (i) above and
(2) 45 days after the date on which the Company receives the notice specified in clause (ii) above, a shelf registration statement pursuant to Rule 415 under the Act, (which may be an amendment to the Exchange Offer Registration Statement (in either event, the "Shelf Registration Statement")), relating to all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) hereof, and (y) use their respective best efforts to cause such Shelf Registration Statement to be declared effective by the Commission at the earliest possible time, but in no event later than 120 days after the date on which the Company becomes obligated to file such Shelf Registration Statement. If, after the Company has filed an Exchange Offer Registration Statement which satisfies the requirements of Section 3(a) above, the Company is required to file and make effective a Shelf Registration Statement solely because the Exchange Offer shall not be permitted under applicable federal law, then the filing of the Exchange Offer Registration Statement shall be deemed to satisfy the requirements of clause (x) above. Such an event shall have no effect on the requirements of clause (y) above, or on the Effectiveness Target Date as defined in Section 5 below. The Company shall use its best efforts to keep the Shelf Registration Statement discussed in this
Section 4(a) continuously effective, supplemented and amended as required by and subject to the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for sales of Transfer Restricted Securities by the Holders thereof entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years (as extended pursuant to Section 6(c)(i)) following the date on which such Shelf Registration Statement first becomes effective under the Act or such shorter period ending when all of the Transfer Restricted Securities available for sale thereunder have been sold pursuant thereto.

     (b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 days after receipt of a request therefor, such information specified in Item 507 of Regulation S-K under the Act for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to Liquidated Damages pursuant to Section 5 hereof unless and until such Holder has provided all such information. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

5.   LIQUIDATED DAMAGES

     If (i) any Registration Statement required by this Agreement is not filed with the Commission on


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or prior to the date specified for such filing in this Agreement, (ii) any such
Registration Statement has not been declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement (the "Effectiveness Target Date"), (iii) the Exchange Offer has not been Consummated within 30 Business Days after the Effectiveness Target Date with respect to the Exchange Offer Registration Statement or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself immediately declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default"), the Company hereby agrees to pay to each Holder of Transfer Restricted Securities, for the first 90-day period immediately following the occurrence of such Registration Default, liquidated damages in an amount equal to $.05 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues. The amount of the liquidated damages payable to each Holder shall increase by an additional $.05 per week per $1,000 in principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of liquidated damages of $.50 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder. Notwithstanding anything to the contrary set forth herein, (1) upon filing of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (i) above, (2) upon the effectiveness of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (ii) above, (3) upon Consummation of the Exchange Offer, in the case of (iii) above, or (4) upon the filing of a post-effective amendment to the Registration Statement or an additional Registration Statement that causes the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement) to again be declared effective or made usable in the case of (iv) above, the liquidated damages payable with respect to the Transfer Restricted Securities as a result of such clause (i), (ii), (iii) or
(iv), as applicable, shall cease.

     All accrued liquidated damages shall be paid to the Global Security Holder by wire transfer of immediately available funds or by federal funds check and to Holders of Certificated Securities by wire transfer to the accounts specified by them or by mailing checks to their registered addresses if no such accounts have been specified on each Damages Payment Date. Following the cure of all Registration Defaults relating to any particular Transfer Restricted Securities, the accrual of liquidated damages with respect to such Transfer Restricted Securities will cease. All obligations of the Company set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.

6.   REGISTRATION PROCEDURES

     (a) Exchange Offer Registration Statement. In connection with the Exchange Offer, the Company shall comply with all applicable provisions of Section 6(c) below, shall use its best efforts to effect such exchange and to permit the sale of Broker-Dealer Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof (which shall be in a manner consistent with the terms of this Agreement), and shall comply with all of the following provisions:

          (i) If, following the date hereof and prior to Consummation of the Exchange Offer, there has been published a change in Commission policy with respect to exchange offers such as the


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     Exchange Offer, such that in the reasonable judgment of counsel to the
     Company there is a substantial question as to whether the Exchange Offer is permitted by applicable federal law or Commission policy, the Company hereby agrees to seek a no-action letter or other favorable decision from the Commission allowing the Company to Consummate an Exchange Offer for such Preferred Stock or Exchange Debentures, as the case may be. The Company hereby agrees to pursue the issuance of such a decision to the Commission staff level but shall not be required to take commercially unreasonable action to effect a change of Commission policy. In connection with the foregoing, the Company hereby agrees, however, but subject to the proviso set forth above, to take all such other actions as are reasonably requested by the Commission or otherwise required in connection with the issuance of such decision, including without limitation to (A) participate in telephonic conferences with the Commission, (B) deliver to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursue a resolution (which need not be favorable) by the Commission staff of such submission.

          (ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Company, prior to the Consummation of the Exchange Offer, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the New Preferred Stock or the New Exchange Debentures, as the case may be, to be issued in the Exchange Offer and (C) it is acquiring the New Preferred Stock, the New Exchange Debentures in its ordinary course of business. In addition, all such holders of Transfer Restricted Securities shall otherwise cooperate in the Company's preparation for the Exchange Offer. Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including, if applicable, any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of New Preferred Stock or New Exchange Debentures, as the case may be obtained by such Holder in exchange for Preferred Stock or Exchange Debentures as the case may be, acquired by such Holder directly from the Company or an affiliate thereof.

          (iii) To the extent required by the Commission, prior to effectiveness of the Exchange Offer Registration Statement, the Company shall provide a supplemental letter to the Commission (A) stating that the Company is registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley and Co., Inc. (available June 5, 1991) and, if applicable, any no-action letter obtained pursuant to clause (i) above, (B) including a representation that the Company has not entered into


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     any arrangement or understanding with any Person to distribute the New
     Preferred Stock or the New Exchange Debentures, as the case may be, to be received in the Exchange Offer and that, to the best of the Company's information and belief, each Holder participating in the Exchange Offer is acquiring the New Preferred Stock or the New Exchange Debentures, as the case may be, in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the New Preferred Stock or New Exchange Debentures, as the case may be, received in the Exchange Offer and (C) any other undertaking or representation required by the Commission as set forth in any no-action letter obtained pursuant to clause (i) above.

     (b) Shelf Registration Statement. In connection with the Shelf Registration Statement, the Company shall comply with all the provisions of Section 6(c) below and shall use its best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof (as indicated in the information furnished to the Company pursuant to Section 4(b) hereof), and pursuant thereto the Company will prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof.

     (c) General Provisions. In connection with any Registration Statement and any related Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Exchange Offer Registration Statement and the related Prospectus, to the extent that the same are required to be available to permit sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers), the Company shall:

          (i) use its best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 3 or 4 of this Agreement, as applicable. Upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company shall file promptly an appropriate amendment to such Registration Statement, (1) in the case of clause (A), correcting any such misstatement or omission, and (2) in the case of either clause (A) or (B), use its best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter. Notwithstanding the foregoing, at any time after Consummation of the Exchange Offer, the Company may allow the Shelf Registration Statement to cease to be effective and usable if (x) the Board of Directors of the Company determines in good faith that it is in the best interests of the Company not to disclose the existence of or facts surrounding any proposed or pending material corporate transaction involving the Company, and the Company notifies the Holders within two business days after the Board makes such determination, or (y) the Prospectus contained in the Shelf Registration Statement contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement


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     effective for the applicable period set forth in Section 3 or 4 hereof, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with Rules 424, 430A and 462 as applicable, under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

          (iii) advise the underwriter(s), if any, and selling Holders promptly and, if requested by such Persons, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities, as applicable for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

          (iv) furnish to the Initial Purchaser, each selling Holder named in any Registration Statement or Prospectus and each of the underwriter(s) in connection with such sale, if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review and comment of such Holders and underwriter(s) in connection with such sale, if any, for a period of at least five Business Days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) if the selling Holders of the Transfer Restricted Securities covered by such Registration Statement or the underwriter(s) in connection with such sale shall not have had such an opportunity to participate in the preparation thereof;

          (v) prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the selling Holders and to the underwriter(s) in connection with such sale, if any, make the Company's and the Subsidiary Guarantors' representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders or underwriter(s), if any, reasonably may request;

          (vi) make available at reasonable times at the Company's principal place of business for inspection by the selling Holders of transfer who shall certify to the Company that they have a current intention to sell Transfer Restricted Securities pursuant to a Shelf Registration Statement Restricted Securities, any managing underwriter participating in any disposition pursuant to such Registration Statement and any attorney or accountant retained by such selling Holders or any of such underwriter(s), all pertinent financial and other pertinent information of the Company and cause the Company's officers, directors and employees to respond to such inquiries as shall be reasonably necessary; in the reasonable judgment of counsel to such Holders, to conduct a reasonable investigation; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company in writing as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such Registration Statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to the subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement), or (C) such information is required to be set forth in such Registration Statement or the Prospectus included therein or in an amendment or supplement to such Registration Statement or an amendment or supplement to such Prospectus in order that such Registration Statement, Prospectus, amendment or supplement, as the case may be, does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (vii) if requested by any selling Holders or the underwriter(s), as applicable, in connection with such sale, if any, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information that is required by the Act as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

          (viii) furnish to each selling Holder and each of the underwriter(s) in connection with such sale, if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

          (ix) deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company hereby consents to the use (in accordance with law) of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto. Notwithstanding the foregoing, at any time after Consummation of the Exchange Offer, the Company may allow the Shelf Registration Statement to cease to be effective and usable if (x) the Board of Directors of the Company determines in good faith that it is in the best interests of the Company not to disclose the existence of or facts surrounding any proposed or pending material corporate transaction involving the Company, and the Company notifies the Holders within two business days after the Board makes such determination, or (y) the Prospectus contained in the Shelf Registration Statement contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (x) enter into such agreements (including an underwriting agreement) and make such representations and warranties and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement as may be reasonably requested by any Holder who holds at lease 5% in aggregate principal amount of such class of Transfer Restricted Securities or underwriter in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement, provided, that, the Company shall not be required to enter into any such agreement more than once with respect to all of the Transfer Restricted Securities, and in the case of a Shelf Registration Statement, may delay entering into such agreement if the Board of Directors of the Company determines in good faith that it is in the best interests of the Company not to disclose the existence of or facts surrounding any proposed or pending corporate transaction involving the Company; and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, the Company shall:

               (A) furnish to each selling Holder who holds at least 5% in aggregate principal amount of such class of Transfer Restricted Securities and each underwriter, if any, in such substance and scope as they may request and as is customarily made in connection with an offering of debt securities pursuant to a Registration Statement upon the effectiveness of the Shelf Registration Statement and to each Restricted Broker-Dealer upon Consummation of the Exchange Offer:

                    (1) a certificate, dated the date of Consummation of the
               Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, signed on behalf of the Company by (x) the President or any Vice President and (y) a principal financial or accounting officer of the Company confirming, as of the date thereof, the matters set forth in paragraphs (a) through (c) of Section 9 of the Purchase Agreement and such other similar matters as the Holders, underwriter(s) and/or Restricted Broker-Dealers may reasonably request;

                    (2) an opinion, dated the date of Consummation of the
               Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Company, covering matters customarily covered in opinions requested in Underwritten Offerings and dated the date of effectiveness of the Shelf Registration Statement or the date of Consummation of the Exchange Offer, as the case may be; and

                    (3) customary comfort letters, dated as of the date of
               effectiveness of the Shelf Registration Statement or the date of Consummation of the Exchange Offer, as the case may be, from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with an offering of debt securities pursuant to a Registration Statement and affirming the matters set forth in the comfort letters delivered pursuant to
               Section 9(f) of the Purchase Agreement, without exception;

                         (B) set forth in full or incorporated by reference in
                    the underwriting agreement, if any, in connection with any sale or resale pursuant to any Shelf Registration Statement the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and

                         (C) deliver such other documents and certificates as
                    may be reasonably requested by the selling Holders, the underwriter(s), if any, and Restricted Broker-Dealers, if any, to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company pursuant to this clause (x).

          The above shall be done at each closing under such underwriting or similar agreement, as and to the extent required thereunder, and if at any time the representations and warranties of the Company contemplated in
     (A)(1) above cease to be true and correct, the Company shall so advise the underwriter(s), if any, selling Holders who hold at least 5% in aggregate principal amount of such class of Transfer Restricted Securities and each Restricted Broker-Dealer promptly and if requested by such Persons, shall confirm such advice in writing;

          (xi) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the underwriter(s), if any, and its counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders or underwriter(s), if any, may reasonably request and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the applicable Registration Statement; provided, however, that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

          (xii) issue, upon the request of any Holder of Preferred Stock or Exchange Debentures, as the case may be, covered by any Shelf Registration Statement contemplated by this Agreement, New Preferred Stock or New Exchange Debentures, as the case may be, having an aggregate liquidation preference or an aggregate principal amount, as the case may be, equal to the aggregate liquidation preference of Preferred Stock or aggregate principal amount of Exchange Debentures, as the case may be, surrendered to the Company by such Holder in exchange therefor or being sold by such Holder; such New Preferred Stock or New Exchange Debentures to be registered in the name of such Holder or in the name of the purchaser(s) of such Preferred Stock or such Exchange

     Debentures, as the case may be; in return, the Preferred Stock or the Exchange Debentures, as the case may be, held by such Holder shall be surrendered to the Company for cancellation;

          (xiii) in connection with any sale of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and to enable such Transfer Restricted Securities to be in such denominations and registered in such names as such Holders or the underwriter(s), if any, may request at least two Business Days prior to such sale of Transfer Restricted Securities;

          (xiv) use its best efforts to cause the disposition of the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xi) above;

          (xv) subject to Section 6(c)(i), if any fact or event contemplated by
     Section 6(c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (xvi) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of a Registration Statement covering such Transfer Restricted Securities and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with the Depository Trust Company;

          (xvii) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD;

          (xviii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders with regard to any applicable Registration Statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) covering a twelve-month period (A) commencing at the end of any fiscal year in which Transfer Restricted Securities are sold to underwriters in a firm or best efforts underwritten offering or (B) if not sold to underwriters in such an offering beginning with the first month of the Company's first fiscal quarter commencing a further effective date of the Registration Statement;

          (xix) if Debentures are being included in Registration Statement, cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement and, in connection therewith, cooperate with the Trustee and the Holders of Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner; and

          (xx) provide promptly to each Holder upon request each document filed with the Commission pursuant to the requirements of Section 13 or Section 15(d) of the Exchange Act.

     (d) Restrictions on Holders. Each Holder agrees by acquisition of a Transfer Restricted Security or Broker-Dealer Transfer Restricted Securities, as applicable that, upon receipt of the notice referred to in Section 6(c)(i) or any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof, such Holder will immediately discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xv) hereof, or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (the "Advice"). If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities or Broker-Dealer Transfer Restricted Securities that was current at the time of receipt of either such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(i) or Section 6(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xv) hereof or shall have received the Advice.

     The Company may require each Holder of Transfer Restricted Securities or Broker-Dealer Transfer Restricted Securities as to which any registration is being effected to furnish to the Company such information regarding such Holder and such Holder's intended method of distribution of the applicable Transfer Restricted Securities as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order to comply with the Act. Each such Holder agrees to notify the Company as promptly as practicable of (i) any inaccuracy or change in information previously furnished by such Holder to the Company, or (ii) the occurrence of any event, in either case, as a result of which any prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such Holder or such Holder's intended method of distribution of the applicable Transfer Restricted Securities or Broker-Dealer Transfer Restricted Securities or omits to state any material fact regarding such Holder or such Holder's intended method of distribution f the applicable Transfer Restricted Securities or Broker-Dealer Transfer Restricted Securities required to be stated therein or necessary to make the statements therein not misleading and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such Prospectus shall not contain, with respect to such Holder or the distribution of the applicable Transfer Restricted Securities or Broker-Dealer Transfer Restricted Securities or Broker-Dealer Transfer Restricted Securities an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

7.   REGISTRATION EXPENSES

     (a) All expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by any Initial Purchaser or Holder with the NASD (and, if applicable, the fees and expenses of any "qualified independent underwriter") and its counsel that may be required by the rules and regulations of the NASD); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the New Preferred Stock or New Exchange Debentures, as the case may be, to be issued in the Exchange Offer and printing of Prospectuses); (iv) all fees and disbursements of counsel for the Company and, in accordance with Section 7(b) below, the Holders of Transfer Restricted Securities; (v) all messenger and delivery services and telephone expenses of the Company; (vi) all application and filing fees in connection with listing the Exchangeable Preferred Stock or Debentures, as the case may be, on a national securities exchange or automated quotation system pursuant to the requirements hereof and (vii) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

     (b) the Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of any of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

     (c) In connection with any Registration Statement required by this Agreement, as applicable, (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Company will reimburse the Initial Purchaser and the Holders of Transfer Restricted Securities being tendered in the Exchange Offer and/or pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

8.   INDEMNIFICATION

     (a) The Company agrees to indemnify and hold harmless (i) the Initial Purchaser, (ii) each Holder, (iii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Initial Purchaser or any Holder (any of the persons referred to in this clause (iii) being hereinafter referred to as a "controlling person") and (iv) the respective officers, directors, partners, employees, representatives and agents of the Initial Purchaser or any Holder or any controlling person (any person referred to in clause (i), (ii), (iii) or (iv) in such capacity may hereinafter be referred to as an "Indemnified Holder"), from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the fees and expenses of counsel to any Indemnified Holder) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any

Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities, judgments, actions or expenses are caused by any untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any Initial Purchaser or any of the Holders furnished in writing to the Company by the Initial Purchaser or any of the Holders expressly for use therein; and except insofar as(1) any such losses, claims, damages, liabilities, judgments, actions or expenses suffered or incurred by any Indemnified Person resulted from an action, claim, or suit by any person who purchased the Exchangeable Preferred Stock or Debentures, as the case may be, from any Initial Purchaser in an Exempt Resale, (2) the Initial Purchasers failed to deliver or provide a copy of the Offering Memorandum to such person at or prior to the confirmation of the sale of the Notes and (3) the Offering Memorandum, (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages, liabilities, judgments, actions, or expenses. The Company also agrees to reimburse each Indemnified Holder for any and all reasonable fees and expenses (including, without limitation, the reasonable fees and expenses of counsel) as they are incurred in connection with enforcing such Indemnified Holder's rights under this Agreement (including, without limitation, its rights under this Section 8). The Company shall notify the Initial Purchaser and any Holder promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation) or litigation in connection with the matters addressed by this Agreement which involves the Company or an Indemnified Holder.

     In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any of the Indemnified Holders with respect to which indemnity may be sought against the Company, such Indemnified Holder shall promptly notify the Company in writing (provided, that the failure to give such notice shall not relieve the Company of its obligations pursuant to this Agreement), and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Holder and payment of all fees and expenses (regardless of whether it is ultimately determined that an Indemnified Holder is not entitled to indemnification hereunder). Such Indemnified Holder shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Holder unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company, (ii) the Company shall have failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both such Indemnified Holder and the Company, and such Indemnified Holder shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company (in which case the Company shall not have the right to assume the defense of such action on behalf of such Indemnified Holder, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Indemnified Holders, which firm shall be designated in writing by the Indemnified Holders, and that all such reasonable fees and expenses shall be reimbursed as they are incurred). the Company shall not be liable for any settlement of any such action or proceeding effected without the prior written consent of the Company, but if settled with the written consent of the Company, which consent will not be unreasonably withheld, the Company agrees to indemnify and hold harmless any Indemnified Holder from and against any loss, claim, damage, liability, judgment, action or expense by reason of any such settlement. Notwithstanding the foregoing sentence, if at any time an Indemnified Holder shall have requested the Company to reimburse the Indemnified Holder for fees and expenses of counsel as contemplated by the second sentence of this paragraph, the Company agrees that it shall be liable for any settlement of any proceeding effected without the Company's written consent if (i) such settlement is entered into more than thirty (30) business days after receipt by the Company of the aforesaid request, and (ii) the Company shall not have reimbursed the Indemnified Holder in accordance with such request or contested the reasonableness of such fees and expenses prior to the date of such settlement. The Company shall not, without the prior written consent of the Indemnified Holder (which consent shall not be unreasonably withheld), settle, compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder by such (whether or not any Indemnified Holder is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of such Indemnified Holder from all liability arising out of such action, claim, litigation or proceeding.

     (b) Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Company, any person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, and the officers, directors, partners, employees, representatives and agents of each such person (the "the Company Indemnified Parties"), to the same extent as the foregoing indemnity from the Company to each of the Indemnified Holders, but only with respect to claims and actions based on information relating to such Holder furnished in writing by such Holder expressly for use in any Registration Statement; provided however, that in no case shall any Holder be liable or responsible for any amount in excess of the amount by which the total received by such Holder with respect to its sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. In case any action shall be brought against any the Company Indemnified Party in respect of which indemnity may be sought against a Holder of Transfer Restricted Securities, such Holder shall have the rights and duties given the Company, and the Company Indemnified Parties shall have the rights and duties given to each Holder by the preceding paragraph.

     (c) If the indemnification provided for in this Section 8 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities, judgments, actions or expenses referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, judgments, actions or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party (or parties, as applicable), on the one hand, and the indemnified party (or parties, as applicable), on the other hand, from the initial placement and the sale of Transfer Restricted Securities pursuant to the applicable Registration Statement or (ii) if such allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party (or parties, as applicable), and of the indemnified party (or parties, as applicable), as well as any other relevant equitable considerations. The relative benefits received by the Company shall be deemed to be equal to the total proceeds from the initial placement (net of the Initial Purchaser's commissions, but before deducting expenses) as set forth on the cover page of the Offering Memorandum. The relative benefits of the Initial Purchaser shall be deemed to be equal to the total purchase discounts and commissions as set forth on the cover page of the Offering Memorandum and benefits received by any other Indemnified Holders shall be deemed to be equal to the total proceeds received by such Holder upon its sale of Preferred Stock . The relative fault of the Company, on the one hand, and the Indemnified Holders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by either of the Company on the one hand, or by the Indemnified Holders, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company, the Initial Purchaser and each Holder of Transfer Restricted Securities agree that it would not be just and equitable if contribution pursuant to this Section 8(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, judgments, actions or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, the Initial Purchaser (and such Initial Purchaser's related Indemnified Holders), shall not be required to contribute, in the aggregate, any amount in excess of the amount equal to (A) the amount of the total purchase discounts and commissions applicable to such Transfer Restricted Securities less (B) any amount paid or contributed by the Initial Purchaser under the Purchase Agreement; nor shall any Holder or its related Indemnified Holders be required to contribute, in the aggregate, any amount in excess of the amount by which the total received by such Holder with respect to the sale of its Transfer Restricted Securities pursuant to a Registration Statement exceeds the sum of (A) the amount paid by such Holder for such Transfer Restricted Securities plus (B) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     The indemnity and contribution agreements of the Company contained in this
Section 8 are in addition to any liability or obligation which the Company may otherwise have to the Indemnified Holders. The obligations of the Initial Purchaser, any Holder, Underwriter or agent thereof contemplated by this Section 8 shall be in addition to any liability which the respective Initial Purchaser, Holder or Underwriter (or agent thereof) may otherwise have and shall extend upon the same terms and conditions to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

9.   RULE 144A

     The Company hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act, to make available, upon request of any Holder of Transfer Restricted Securities, to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

10.  UNDERWRITTEN REGISTRATIONS



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

     No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in customary underwriting arrangements entered into in connection therewith and (b) completes and executes all reasonable questionnaires, powers of attorney, lock-up letters and other documents required under the terms of such underwriting arrangements.

11.  SELECTION OF UNDERWRITERS

     For any Underwritten Offering of Transfer Restricted Securities, the investment banker or investment bankers and manager or managers for any Underwritten Offering, that will administer such offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering provided, however, that such investment bankers and managers must be reasonably satisfactory to the Company. Such investment bankers and managers are referred to herein as the "underwriters."

12.  MISCELLANEOUS

     (a) Remedies. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by them of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

     (b) No Inconsistent Agreements. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into any agreement granting any registration rights with respect to its securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

     (c) Adjustments Affecting the Preferred Stock or Exchange, Debentures. The Company will not take any action, or voluntarily permit any change to occur, with respect to the Preferred Stock or Exchange Debentures that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer.

     (d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (i) in the case of Section 5 hereof and this Section 12(d)(i), the Company has obtained the written consent of the Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities subject to such Exchange Offer.

     (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

          (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture;

                           With a copy to:

                                    Latham & Watkins
                                    885 Third Avenue
                                    New York, New York 10022
                                    Telecopier No.: (212) 751-4864
                                    Attention: Philip E. Coviello, Jr.


          (ii) if to the Company:

                                    Nebco Evans Holding Company
                                    545 Steamboat Road
                                    Greenwich, Connecticut 06830
                                    Telecopier No.: (203) 661-5756
                                    Attention:  Diane Moog

                           With a copy to:

                                    Wachtell, Lipton, Rosen & Katz
                                    51 West 52nd Street
                                    New York, New York 10019
                                    Telecopier No.: (212) 403-2000
                                    Attention:  Adam O. Emmerich

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

     Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

     (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities directly from such Holder at a time when such Holder could not transfer such Transfer Restricted Securities pursuant to a Shelf

Registration Statement. Each Holder of Transfer Restricted Securities agrees to be bound by and comply with the terms and provisions of this Agreement.

     (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW RULES.

     (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     (k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

                            [signature page follows]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

\
                                        NEBCO EVANS HOLDING COMPANY

                                        By:  _______________________________
                                             Name:
                                             Title:




DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION


         By:  _________________________
              Name:
              Title:



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